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                                                                 Exhibit 10.1

                                                               EXECUTION VERSION

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                                  A/B EXCHANGE

                          REGISTRATION RIGHTS AGREEMENT

                          Dated as of December 20, 2002

                                  by and among

                        ALLBRITTON COMMUNICATIONS COMPANY

                                       and

                          DEUTSCHE BANK SECURITIES INC.

                              FLEET SECURITIES INC.

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                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

SECTION 1.    Definitions...................................................   1

SECTION 2.    Notes Subject to this Agreement...............................   3

SECTION 3.    Registered Exchange Offer.....................................   3

SECTION 4.    Shelf Registration............................................   4

SECTION 5.    Interest Rate Increase........................................   5

SECTION 6.    Registration Procedures.......................................   6

SECTION 7.    Registration Expenses.........................................  14

SECTION 8.    Indemnification...............................................  15

SECTION 9.    Contribution..................................................  16

SECTION 10.   Rule 144A.....................................................  18

SECTION 11.   Participation in Underwritten Registrations...................  18

SECTION 12.   Selection of Underwriters.....................................  18

SECTION 13.   Miscellaneous.................................................  19

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                This Registration Rights Agreement (this "Agreement") is made and entered into as of December 20, 2002, by and among Allbritton Communications Company, Inc., a Delaware corporation (the "Company"), Deutsche Bank Securities Inc. and Fleet Securities Inc. (each an "Initial Purchaser" and, collectively, the "Initial Purchasers"), each of whom has agreed to purchase the Company's 7 3/4% Series A Senior Subordinated Notes due 2012 (the "Series A Notes") pursuant to the Purchase Agreement (as defined below).

                This Agreement is made pursuant to the Purchase Agreement, dated December 6, 2002 (the "Purchase Agreement"), by and among the Company and the Initial Purchasers. In order to induce the Initial Purchasers to purchase the Series A Notes, the Company has agreed to provide the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the obligations of the Initial Purchasers set forth in Section 7 of the Purchase Agreement.

                The parties hereby agree as follows:

                SECTION 1.    Definitions.

                As used in this Agreement, the following capitalized terms shall have the following meanings:

                Act: The Securities Act of 1933, as amended.

                Broker-Dealer: Any broker or dealer registered under the Exchange Act.

                Closing Date: The date of this Agreement.

                Commission: The Securities and Exchange Commission.

                Consummate: A Registered Exchange Offer shall be deemed "Consummated" for purposes of this Agreement upon the occurrence of (i) the filing and effectiveness under the Act of the Exchange Offer Registration Statement relating to the Series B Notes to the issued in the Exchange Offer, (ii) the maintenance of such Registration Statement continuously effective and the keeping of the Exchange Offer open for a period not less than the minimum period required pursuant to Section 3(b) hereof, and (iii) the delivery by the Company to the Registrar under the Indenture of Series B Notes in the same aggregate principal amount as the aggregate principal amount of Series A Notes that were tendered by Holders thereof pursuant to the Exchange Offer.

                Exchange Act: The Securities Exchange Act of 1934, as amended.

                Exchange Offer: The registration by the Company under the Act of the Series B Notes pursuant to a Registration Statement pursuant to which the Company offers the Holders of all outstanding Transfer Restricted Notes the opportunity to exchange all such outstanding Transfer Restricted Notes held by such Holders for Series B Notes in an aggregate principal amount equal to the aggregate principal amount of the Transfer Restricted Notes tendered in such exchange offer by such Holders.

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                Exchange Offer Registration Statement: The Registration
        Statement relating to the Exchange Offer, including the related Prospectus.

                Holders: As defined in Section 2(b) hereof.

                Indenture: The Indenture, dated as of the Closing Date, between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), pursuant to which the Notes are to be issued, as such Indenture is amended, modified or supplemented from time to time in accordance with the terms thereof.

                Initial Purchasers: As defined in the preamble hereto.

                Interest Payment Date: As defined in the Notes.

                NASD: National Association of Securities Dealers, Inc.

                Notes: The Series A Notes and the Series B Notes.

                Person: An individual, partnership, corporation, trust, limited liability company or unincorporated organization, or a government or agency or political subdivision thereof.

                Prospectus: The prospectus included in a Registration Statement, as amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments, and all material incorporated by reference into such Prospectus.

                Registration Statement: Any registration statement of the Company relating to (a) an offering of Series B Notes pursuant to an Exchange Offer or (b) the registration for resale of Transfer Restricted Notes pursuant to the Shelf Registration Statement, which is filed pursuant to the provisions of this Agreement, in each case, including the Prospectus included therein, all amendments and supplements thereto (including post-effective amendments) and all exhibits and material incorporated by reference therein.

                Series B Notes: The Company's 7 3/4% Series B Senior Subordinated Notes due 2012 to be issued pursuant to the Indenture in the Exchange Offer.

                Shelf Filing Deadline: As defined in Section 4 hereof.

                Shelf Registration Statement: As defined in Section 4 hereof.

                TIA: The Trust Indenture Act of 1939 (15 U.S.C. Section 77aaa-77bbbb), as in effect on the date of the Indenture.

                Transfer Restricted Notes: Each Note, until the earliest to occur of (a) the date on which such Note is exchanged in the Exchange Offer and entitled to be resold to the public by the Holder thereof without complying with the prospectus delivery requirements of the Act,
        (b) the date on which such Note has been effectively registered under the Act and disposed of

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        in accordance with a Shelf Registration Statement and (c) the date on which such Note is distributed to the public pursuant to Rule 144 under the Act or by a Broker-Dealer pursuant to the "Plan of Distribution" contemplated by the Exchange Offer Registration Statement (including delivery of the Prospectus contained therein).

                Underwritten Registration or Underwritten Offering: A registration in which securities of the Company are sold to an underwriter for reoffering to the public.

                SECTION 2.    Notes Subject to this Agreement.

                (a) Transfer Restricted Notes. The notes entitled to the benefits of this Agreement are the Transfer Restricted Notes.

                (b) Holders of Transfer Restricted Notes. A Person is deemed to be a holder of Transfer Restricted Notes (each, a "Holder") whenever such Person owns Transfer Restricted Notes.

                SECTION 3.    Registered Exchange Offer.

                (a) Unless the Exchange Offer shall not be permissible under applicable law or Commission policy (after the procedures set forth in Section 6(a) below have been complied with), the Company shall (i) cause to be filed with the Commission as soon as practicable after the Closing Date, but in no event later than 45 days after the Closing Date, a Registration Statement under the Act relating to the Series B Notes and the Exchange Offer, (ii) use its best efforts to cause such Registration Statement to become effective at the earliest possible time, but in no event later than 120 days after the Closing Date, (iii) in connection with the foregoing, file (A) all pre-effective amendments to such Registration Statement as may be necessary in order to cause such Registration Statement to become effective, (B) if applicable, a post-effective amendment to such Registration Statement pursuant to Rule 430A under the Act and (C) cause all necessary filings in connection with the registration and qualification of the Series B Notes to be made under the Blue Sky laws of such jurisdictions as are necessary to permit Consummation of the Exchange Offer, and (iv) upon the effectiveness of such Registration Statement, commence the Exchange Offer and use its best efforts to Consummate the Exchange Offer no later than 150 days after the Closing Date. The Exchange Offer shall be on the appropriate form permitting registration of the Series B Notes to be offered in exchange for the Transfer Restricted Notes and to permit resales of Notes held by Broker-Dealers as contemplated by Section 3(c) below.

                (b) The Company shall cause the Exchange Offer Registration Statement to be effective continuously and shall keep the Exchange Offer open for a period of not less than the minimum period required under applicable federal and state securities laws to Consummate the Exchange Offer; provided, however, that in no event shall such period be less than 20 business days. The Company shall cause the Exchange Offer to comply with all applicable federal and state securities laws. No securities other than the Notes shall be included in the Exchange Offer Registration Statement. The Company shall use its best efforts to cause the Exchange Offer to be Consummated on the earliest practicable date after the Exchange Offer Registration Statement has become effective, but in no event later than 30 business days thereafter.

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                (c)     The Company shall indicate in a "Plan of Distribution"
section contained in the Prospectus contained in the Exchange Offer Registration Statement that any Broker-Dealer who holds Series A Notes that are Transfer Restricted Notes and that were acquired for its own account as a result of market-making activities or other trading activities (other than Transfer Restricted Notes acquired directly from the Company), may exchange such Series A Notes pursuant to the Exchange Offer; however, such Broker-Dealer may be deemed to be an "underwriter" within the meaning of the Act and must, therefore, deliver a prospectus meeting the requirements of the Act in connection with any resales of the Series B Notes received by such Broker-Dealer in the Exchange Offer, which prospectus delivery requirement may be satisfied by the delivery by such Broker-Dealer of the Prospectus contained in the Exchange Offer Registration Statement. Such "Plan of Distribution" section shall also contain all other information with respect to such resales by Broker-Dealers that the Commission may require in order to permit such resales pursuant thereto, but such "Plan of Distribution" shall not name any such Broker-Dealer or disclose the amount of Notes held by any such Broker-Dealer except to the extent required by the Commission as a result of a change in policy after the date of this Agreement.

                The Company shall use its best efforts to keep the Exchange Offer Registration Statement continuously effective, supplemented and amended as required by the provisions of Section 6(c) below to the extent necessary to ensure that it is available for resales of Notes acquired by Broker-Dealers for their own accounts as a result of market-making activities or other trading activities, and to ensure that it conforms with the requirements of this Agreement, the Act and the policies, rules and regulations of the Commission as announced from time to time, for a period of 120 days from the date on which the Exchange Offer Registration Statement is declared effective.

                The Company shall provide sufficient copies of the latest version of such Prospectus to Broker-Dealers promptly upon request at any time during such 120-day period in order to facilitate such resales.

                SECTION 4.    Shelf Registration.

                (a) Shelf Registration. If (i) the Company is not required to file an Exchange Offer Registration Statement or to Consummate the Exchange Offer because the Exchange Offer is not permitted by applicable law or Commission policy (after the procedures set forth in Section 6(a) below have been complied with); (ii) if any Holder of Transfer Restricted Notes shall notify the Company or if the Initial Purchasers shall notify the Company on such Holder's behalf, within 20 business days of the Consummation of the Exchange Offer (A) that such Holder is prohibited by applicable law or Commission policy from participating in the Exchange Offer, or (B) that such Holder may not resell the Series B Notes acquired by it in the Exchange Offer to the public without delivering a prospectus and that the Prospectus contained in the Exchange Offer Registration Statement is not appropriate or available for such resales by such Holder, or (C) that such Holder is a Broker-Dealer and holds Series A Notes acquired directly from the Company or one of its affiliates and consequently such Broker-Dealer may not participate in the Exchange Offer; or (iii) for any other reason the Exchange Offer Registration Statement is not Consummated within 150 days of the date hereof, then the Company shall (x) cause to be filed a shelf registration statement pursuant to Rule 415 under the Act, which may be an amendment to the Exchange Offer Registration Statement (in either event, the "Shelf

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Registration Statement") on or prior to the earliest to occur of (1) the 30th day after the date on which the Company determines that it is not required to file the Exchange Offer Registration Statement, (2) the 30th day after the date on which the Company receives notice from either the Initial Purchasers or a Holder of Transfer Restricted Notes as contemplated by clause (ii) above, and
(3) the 150th day after the Closing Date (such earliest date being the "Shelf Filing Deadline"), which Shelf Registration Statement shall provide for resales of all Transfer Restricted Notes the Holders of which shall have provided the information required pursuant to Section 4(b) hereof; and (y) use its best efforts to cause such Shelf Registration Statement to be declared effective by the Commission on or before the 30th day after the Shelf Filing Deadline.

                The Company shall use its best efforts to keep such Shelf Registration Statement continuously effective, supplemented and amended as required by the provisions of Sections 6(b) and (c) hereof to the extent necessary to ensure that it is available for resales of Notes by the Holders of Transfer Restricted Notes entitled to the benefit of this Section 4(a), and to ensure that it conforms with the requirements of this Agreement, the Act and the policies, rules and regulations of the Commission as announced from time to time, for a period of at least two years after the effective date of such Shelf Registration Statement (or for a period of one year after such effective date if such Shelf Registration Statement is filed at the request of the Initial Purchasers or a Holder pursuant to clause (ii) above or, for such shorter period, if, and only if, all of the Notes covered by the Shelf Registration Statement have been sold pursuant thereto).

                (b) Provision by Holders of Certain Information in Connection with the Shelf Registration Statement. No holder of Transfer Restricted Notes may include any of its Transfer Restricted Notes in any Shelf Registration Statement pursuant to this Agreement unless and until such Holder furnishes to the Company in writing, within 20 business days after receipt of a request therefor, such information as the Company may reasonably request for use in connection with any Shelf Registration Statement or Prospectus or preliminary Prospectus included therein. No Holder of Transfer Restricted Notes shall be entitled to the additional interest specified by Section 5 hereof unless and until such Holder shall have used its best efforts to provide all such reasonably requested information. Each Holder as to which any Shelf Registration Statement is being effected agrees to furnish promptly to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Holder not materially misleading.

                SECTION 5.    Interest Rate Increase.

                In the event that (i) the Exchange Offer Registration Statement is not filed with the Commission on or prior to 45 days following the Closing Date, (ii) the Exchange Offer Registration Statement is not declared effective on or prior to 120 days following the Closing Date or (iii) the Exchange Offer is not Consummated on or prior to 150 days following the Closing Date or the Shelf Registration Statement is not declared effective on or prior to 150 days following the Closing Date, the interest rate borne by the Notes shall be increased by one-quarter of one percent per annum (a) following such 45-day period in the case of (i) above, (b) following such 120-day period in the case of clause (ii) above, (c) following such 150-day period, as applicable, in the case of clause (iii) above and (d) following each such subsequent 90-day period in the case of clauses (i), (ii) and (iii) above; provided that the aggregate increase in such interest rate shall in no event exceed one percent

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per annum. Upon (x) the filing of the Exchange Offer Registration Statement in the case of clause (i) above, (y) the effectiveness of the Exchange Offer Registration Statement in the case of clause (ii) above or (z) the day before the date of the Consummation of the Exchange Offer or the effectiveness of the Shelf Registration Statement, as the case may be, in the case of clause (iii) above, the interest rate borne by the Notes on the date of such filing, effectiveness or day before the date of Consummation, as the case may be, shall be reduced by the amount that resulted from such failure to file, failure to be declared effective, or failure to consummate, as the case may be; provided, that if after any reduction in interest rate, a different event specified in clauses
(i), (ii) or (iii) above occurs, the interest rate may again be increased pursuant to the provisions of this Section 5.

                Any amount of interest due pursuant to this Section 5 shall be payable in cash on the Interest Payment Date.

                SECTION 6.    Registration Procedures.

                (a) Exchange Offer Registration Statement. In connection with the Exchange Offer, the Company shall comply with all of the provisions of
Section 6(c) below, shall use its best efforts to effect such exchange to permit the sale of Transfer Restricted Notes being sold in accordance with the intended method or methods of distribution thereof, and shall comply with all of the following provisions:

                  (i) If in the reasonable opinion of counsel to the Company there is a question as to whether the Exchange Offer is permitted by applicable law, the Company hereby agrees to seek a no-action letter or other favorable decision from the Commission allowing the Company to Consummate an Exchange Offer for such Series A Notes. The Company hereby agrees to pursue the issuance of such a decision to the Commission staff level but shall not be required to take commercially unreasonable action to effect a change of Commission policy. The Company hereby agrees, however, to (A) participate in telephonic conferences with the Commission, (B) deliver to the Commission staff an analysis prepared by counsel to the Company setting forth the legal bases, if any, upon which such counsel has concluded that such an Exchange Offer should be permitted and (C) diligently pursue a resolution (which need not be favorable) by the Commission staff of such submission.

                 (ii) As a condition to its participation in the Exchange Offer pursuant to the terms of this Agreement, each Holder of Transfer Restricted Notes shall furnish, upon the request of the Company, prior to the Consummation thereof, a written representation to the Company (which may be contained in the letter of transmittal contemplated by the Exchange Offer Registration Statement) to the effect that (A) it is not an affiliate of the Company; (B) it is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any person to participate in, a distribution (within the mean-ing of the Act) of the Series B Notes to be issued in the Exchange Offer; (C) it is acquiring the Series B Notes in its ordinary course of business; (D) it is not a broker-dealer tendering Notes acquired directly from the Company or if it is such a broker-dealer, it will comply with the registration and prospectus delivery requirements of the Act to the extent

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              applicable; and (E) it is not acting on behalf of any person who could not truthfully make the foregoing representations. In addition, all such Holders of Transfer Restricted Notes shall otherwise cooperate in the Company's preparations for the Exchange Offer. Each Holder hereby acknowledges and agrees that any Broker-Dealer and any such Holder using the Exchange Offer to participate in a distribution of the securities to be acquired in the Exchange Offer (1) could not under Commission policy as in effect on the date of this Agreement rely on the position of the Commission enunciated in Morgan Stanley and Co., Inc. (available June 5, 1991) and Exxon Capital Holdings Corporation (available May 13, 1988), as interpreted in the Commission's letter to Shearman & Sterling dated July 2, 1993, and similar no-action letters (including any no-action letter obtained pursuant to clause (i) above), and (2) must comply with the registration and prospectus delivery requirements of the Act in connection with a secondary resale transaction and that such a secondary resale transaction should be covered by an effective registration statement containing the selling security holder information required by Item 507 or 508, as applicable, of Regulation S-K if the resales are of Series B Notes obtained by such Holder in exchange for Series A Notes acquired by such Holder directly from the Company.

                (iii) Prior to effectiveness of the Exchange Offer Registration Statement, the Company shall provide a supplemental letter to the Commission (A) stating that the Company is registering the Exchange Offer in reliance on the position of the Commission enunciated in Exxon Capital Holdings Corporation (available May 13, 1988), Morgan Stanley and Co., Inc. (available June 5, 1991) and, if applicable, any no-action letter obtained pursuant to clause (i) above and (B) including a representation that the Company has not entered into any arrangement or understanding with any Person to distribute the Series B Notes to be received in the Exchange Offer and that, to the best of the Company's information and belief, each Holder participating in the Exchange Offer is acquiring the Series B Notes in its ordinary course of business and has no arrangement or understanding with any Person to participate in the distribution of the Series B Notes received in the Exchange Offer.

                (b) Shelf Registration Statement. In connection with the Shelf Registration Statement, the Company shall comply with all the provisions of Section 6(c) below and shall use its best efforts to effect such registration to permit the sale of the Transfer Restricted Notes being sold in accordance with the intended method or methods of distribution thereof, and pursuant thereto the Company will as expeditiously as possible prepare and file with the Commission a Registration Statement relating to the registration on any appropriate form under the Act, which form shall be available for the sale of the Transfer Restricted Notes in accordance with the intended method or methods of distribution thereof.

                (c) General Provisions. In connection with any Registration Statement and any Prospectus required by this Agreement to permit the sale or resale of Transfer Restricted Notes (including, without limitation, any Registration Statement and the related Prospectus required to permit resales of Notes by Broker-Dealers), the Company shall:

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                  (i)   use its best efforts to keep such Registration
              Statement continuously effective and provide all requisite financial statements for the period specified in Section 3 or 4 of this Agreement, as applicable; upon the occurrence of any event that would cause any such Registration Statement or the Prospectus contained therein (A) to contain a material misstatement or omission or (B) not to be effective and usable for resale of Transfer Restricted Notes during the period required by this Agreement, the Company shall file promptly an appropriate amendment to such Registration Statement, in the case of clause
              (A), correcting any such misstatement or omission, and, in the case of either clause (A) or (B), use its best efforts to cause such amendment to be declared effective and such Registration Statement and the related Prospectus to become usable for their intended purpose(s) as soon as practicable thereafter;

                 (ii) prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement as may be necessary to keep the Registration Statement effective for the applicable period set forth in Section 3 or 4 hereof, as applicable, or such shorter period as will terminate when all Transfer Restricted Notes covered by such Registration Statement have been sold; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Act, and to comply fully with the applicable provisions of Rules 424 and 430A under the Act in a timely manner; and comply with the provisions of the Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus;

                (iii) advise the underwriter(s), if any, and selling Holders promptly and, if requested by such Persons, to confirm such advice in writing, (A) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to any Registration Statement or any post-effective amendment thereto, when the same has become effective, (B) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto, (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement under the Act or of the suspension by any state securities commission of the qualification of the Transfer Restricted Notes for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes,
              (D) of the existence of any fact or the happening of any event that makes any statement of a material fact made in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Registration Statement or the Prospectus in order to make the statements therein not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Transfer Restricted Notes under state securities or Blue Sky laws, the Company shall use

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                                       -9-

              its best efforts to obtain the withdrawal or lifting of such order at the earliest possible time;

                 (iv) subject to appropriate confidentiality agreements, furnish to each of the selling Holders and each of the underwriter(s), if any, before filing with the Commission, copies of any Registration Statement or any Prospectus included therein or any amendments or supplements to any such Registration Statement or Prospectus (including all documents incorporated by reference after the initial filing of such Registration Statement), which documents will be subject to the review of such Holders and underwriter(s), if any, for a period of at least five business days, and the Company will not file any such Registration Statement or Prospectus or any amendment or supplement to any such Registration Statement or Prospectus (including all such documents incorporated by reference) to which a selling Holder of Transfer Restricted Notes covered by such Registration Statement or the underwriter(s), if any, shall reasonably object within five business days after the receipt thereof. A selling Holder or underwriter, if any, shall be deemed to have reasonably objected to such filing if such Registration Statement, amendment, Prospectus or supplement, as applicable, as proposed to be filed, contains a material misstatement or omission;

                  (v) subject to appropriate confidentiality agreements, promptly prior to the filing of any document that is to be incorporated by reference into a Registration Statement or Prospectus, provide copies of such document to the selling Holders and to the underwriter(s), if any, make the Company's representatives available for discussion of such document and other customary due diligence matters, and include such information in such document prior to the filing thereof as such selling Holders or underwriter(s), if any, reasonably may request;

                 (vi) subject to appropriate confidentiality agreements, to make available at reasonable times for inspection by the selling Holders, any underwriter participating in any disposition pursuant to such Registration Statement, and any attorney or accountant retained by such selling Holders or any of the underwriter(s), all financial and other records, pertinent corporate documents and properties of the Company and cause the Company's officers, directors and employees to supply all information reasonably requested by any such Holder, underwriter, attorney or accountant in connection with such Registration Statement subsequent to the filing thereof and prior to its effectiveness;

                (vii) if requested by any selling Holders or the underwriter(s), if any, promptly incorporate in any Registration Statement or Prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as such selling Holders and underwriter(s), if any, may reasonably request to have included therein, including, without limitation, information relating to the "Plan of Distribution" of the Transfer Restricted Notes, information with respect to the principal amount of Transfer Restricted Notes being sold to such underwriter(s), the purchase price being paid therefor and any other terms of the offering of the Transfer Restricted Notes to be sold in such offering; and make all required filings of such Prospectus supplement or post-effective amendment as soon as

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                                      -10-

              practicable after the Company is notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

               (viii) cause the Transfer Restricted Notes covered by the Registration Statement to be rated with the appropriate rating agencies, if so requested by the Holders of a majority in aggregate principal amount of Notes covered thereby or the underwriter(s), if any;

                 (ix) furnish to each selling Holder and each of the underwriter(s), if any, without charge, at least one copy of the Registration Statement, as first filed with the Commission, and of each amendment thereto, including all documents incorporated by reference therein and, upon request by such selling Holders and underwriter(s), all exhibits (including exhibits incorporated therein by reference);

                  (x) deliver to each selling Holder and each of the underwriter(s), if any, without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons reasonably may request; the Company hereby consents to the use of the Prospectus and any amendment or supplement thereto by each of the selling Holders and each of the underwriter(s), if any, in connection with the offering and the sale of the Transfer Restricted Notes covered by the Prospectus or any amendment or supplement thereto;

                 (xi) enter into such agreements (including an underwriting agreement), and make such representations and warranties, and take all such other actions in connection therewith in order to expedite or facilitate the disposition of the Transfer Restricted Notes pursuant to any Shelf Registration Statement contemplated by this Agreement, all to such extent as may be requested by any Initial Purchaser or by any Holder of Transfer Restricted Notes or underwriter in connection with any sale or resale pursuant to any Shelf Registration Statement contemplated by this Agreement; and whether or not an underwriting agreement is entered into and whether or not the registration is an Underwritten Registration, the Company shall:

                        (A) furnish to each Initial Purchaser, each selling Holder and each underwriter, if any, in such substance and scope as they may request and as are customarily made by issuers to underwriters in primary underwritten offerings, upon the date of the effectiveness of the Shelf Registration Statement:

                              (1)  a certificate, dated the date of
                        effectiveness of the Shelf Registration Statement, signed by (y) the President or any Vice President and
                        (z) a principal financial or accounting officer of the Company, confirming, as of the date thereof, the matters set forth in Section 7(i) of the Purchase Agreement and such other matters as such parties may reasonably request;

                              (2)  an opinion, dated the date of the Shelf
                        Registration Statement, of counsel for the Company, covering the matters set forth in Section 7(b) of the Purchase Agreement and such other matter as such parties may reasonably request, and in any event including a statement to the effect that although such counsel assumes no responsibility for the accuracy or completeness of the statements in the Shelf Registration Statement or Prospectus, such counsel has participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants for the Company, the Initial Purchasers' representatives and the Initial Purchasers' counsel in connection with the preparation of such Registration Statement and the related Prospectus and no facts have come to such counsel's attention that lead such counsel to believe that the Shelf Registration Statement, at the time such Registration Statement or any post-effective amendment thereto became effective (except for financial statements and schedules, if any, and other financial or statistical data included therein, as to which such counsel need make no statement), contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Prospectus contained in such Registration Statement as of its date, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of circumstances under which they were made, not misleading. Without limiting the foregoing, such counsel may state further that such counsel assumes no responsibility for, and has not independently verified, the accuracy, completeness or fairness of the financial statements, notes and schedules and other financial data included in any Shelf Registration Statement contemplated by this Agreement or the related Prospectus; and

                              (3) a customary comfort letter, dated as of the date of effectiveness of the Shelf Registration Statement, from the Company's independent accountants, in the customary form and covering matters of the type customarily covered in comfort letters by underwriters in connection with primary underwritten offerings, and affirming the matters set forth in the comfort letters delivered pursuant to Section 7(e) of the Purchase Agreement, without exception;

                        (B) set forth in full or incorporate by reference in the underwriting agreement, if any, the indemnification and contribution provisions and procedures of Sections 8 and 9 hereof with respect to all parties to be indemnified pursuant to said Sections; and

                        (C) deliver such other documents and certificates as may be reasonably requested by such parties to evidence compliance with clause (A) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company pursuant to this clause
                (xi), if any.

                If at any time during which the Company is obligated to perform under this agreement the representations and warranties of the Company contemplated in clause (A)(1) above cease to be true and correct, the Company shall so advise the Initial Purchasers and the underwriter(s), if any, and each selling Holder promptly and, if requested by such Persons, shall confirm such advice in writing;

                (xii) prior to any public offering of Transfer Restricted Notes, cooperate with the selling Holders, the underwriter(s), if any, and their respective counsel in connection with the registration and qualification of the Transfer Restricted Notes under the securities or Blue Sky laws of such jurisdictions as the selling Holders or underwriter(s) may request and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Transfer Restricted Notes covered by the Shelf Registration Statement; provided, however, that the Company shall not be required to register or qualify as a foreign corporation where it is not now so qualified or to take any action that would subject it to the service of process in suits or to taxation, other than as to matters and transactions relating to the Registration Statement, in any jurisdiction where it is not now so subject;

               (xiii)   shall issue, upon the request of any Holder of Series
              A Notes covered by the Shelf Registration Statement, Series B Notes, having an aggregate principal amount equal to the aggregate principal amount of Series A Notes surrendered to the Company by such Holder in exchange therefor or being sold by such Holder; such Series B Notes to be registered in the name of such Holder or in the name of the purchaser(s) of such Notes, as the case may be; in return, the Series A Notes held by such Holder shall be surrendered to the Company for cancellation;

                (xiv) cooperate with the selling Holders and the underwriter(s), if any, to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Notes to be sold and not bearing any restrictive legends; and enable such Transfer Restricted Notes to be in such denominations and registered in such names as the Holders or the underwriter(s), if any, may request at least two business days prior to any sale of Transfer Restricted Notes made by such underwriter(s);

                 (xv) use its best efforts to cause the Transfer Restricted Notes covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriter(s), if any, to consummate the disposition of such Transfer Restricted Notes, subject to the proviso contained in clause (xii) above;

                (xvi)   if any fact or event contemplated by clause (c)(iii)
              (D) above shall exist or have occurred, prepare a supplement or post-effective amendment to the Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Transfer Restricted Notes, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

                (xvii)  provide a CUSIP number for all Transfer Restricted
              Notes not later than the effective date of the Registration Statement and provide the Trustee under the Indenture with printed certificates for the Transfer Restricted Notes which are in a form eligible for deposit with the Depository Trust Company;

               (xviii)  cooperate and assist in any filings required to be made with the NASD and in the performance of any due diligence investigation by any underwriter (including any "qualified independent underwriter") that is required to be retained in accordance with the rules and regulations of the NASD, and use its reasonable best efforts to cause such Registration Statement to become effective and approved by such governmental agencies or authorities as may be necessary to enable the Holders selling Transfer Restricted Notes to consummate the disposition of such Transfer Restricted Notes;

                (xix) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make generally available to its security holders, as soon as practicable, a consolidated earnings statement meeting the requirements of Rule 158 (which need not be audited) for the twelve-month period (A) commencing at the end of any fiscal quarter in which Transfer Restricted Notes are sold to underwriters in a firm or best efforts Underwritten Offering or
              (B) if not sold to underwriters in such an offering, beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the Registration Statement;

                 (xx) cause the Indenture to be qualified under the TIA not later than the effective date of the first Registration Statement required by this Agreement, and, in connection therewith, cooperate with the Trustee and the Holders of Notes to effect such changes to the Indenture as may be required for such Indenture to be so qualified in accordance with the terms of the TIA; and execute and use its best efforts to cause the Trustee to execute, all documents that may be required to effect such changes and all other forms and documents required to be filed with the Commission to enable such Indenture to be so qualified in a timely manner;

                (xxi) cause all Transfer Restricted Notes covered by the Registration Statement to be listed on each securities exchange on which similar securities issued by the Company are then listed if requested by the Holders of a majority in aggregate principal amount of Series A Notes or the managing underwriter(s), if any; and

               (xxii) provide promptly to each Holder upon request each document filed with the Commission pursuant to the requirements of
              Section 13 and Section 15 of the Exchange Act.

                Each Holder agrees by acquisition of a Transfer Restricted
Note that, upon receipt of any notice from the Company of the existence of any fact of the kind described in Section 6(c)(iii)(D) hereof, such Holder will forthwith discontinue disposition of Transfer Restricted Notes pursuant to the applicable Registration Statement until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 6(c)(xvi) hereof, or until it is advised in writing (the

"Advice") by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus. If so directed by the Company, each Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Transfer Restricted Notes that was current at the time of receipt of such notice. In the event the Company shall give any such notice, the time period regarding the effectiveness of such Registration Statement set forth in
Section 3 or 4 hereof, as applicable, shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Section 6(c)(iii)(D) hereof to and including the date when each selling Holder covered by such Registration Statement shall have received the copies of the supplemented or amended Prospectus contemplated by Section 6(c)(xvi) hereof or shall have received the Advice.

                SECTION 7.    Registration Expenses.

                (a) All expenses incident to the Company's performance of or compliance with this Agreement will be borne by the Company, regardless of whether a Registration Statement becomes effective, including without limitation: (i) all registration and filing fees and expenses (including filings made by any Initial Purchaser or Holder with the NASD (and, if applicable, the fees and expenses of any "qualified independent underwriter" and its counsel that may be required by the rules and regulations of the NASD)); (ii) all fees and expenses of compliance with federal securities and state Blue Sky or securities laws; (iii) all expenses of printing (including printing certificates for the Series B Notes to be issued in the Exchange Offer and printing of Prospectuses), messenger and delivery services and telephone; (iv) all fees and disbursements of counsel for the Company and, subject to Section 7(b) below, the Holders of Transfer Restricted Notes; (v) all application and filing fees in connection with listing Notes on a national securities exchange or automated quotation system pursuant to the requirements hereof; (vi) the fees and expenses of the Trustee, including the fees and disbursements of counsel for the Trustee, in connection with the Indenture and the Notes; and (vii) all fees and disbursements of independent certified public accountants of the Company (including the expenses of any special audit and comfort letters required by or incident to such performance).

                The Company will, in any event, bear its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit and the fees and expenses of any Person, including special experts, retained by the Company.

                (b) In connection with any Shelf Registration Statement required by this Agreement, the Company will reimburse the Initial Purchasers and the Holders of Transfer Restricted Notes being registered pursuant to the Shelf Registration Statement, for the reasonable fees and disbursements of not more than one counsel, to the extent such counsel is deemed necessary by such Initial Purchasers or Holders of Transfer Restricted Notes, who shall be such counsel as may be chosen by the Holders of a majority in principal amount of the Transfer Restricted Notes for whose benefit such Registration Statement is being prepared.

                SECTION 8.    Indemnification.

                (a) The Company agrees to indemnify and hold harmless each Holder and each person, if any, who controls any Holder within the meaning of
Section 15 of the Act or Section 20 of the Exchange Act as follows:

                  (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained or incorporated by reference in any Registration Statement (or any amendment or supplement thereto) or any omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained or incorporated by reference in any preliminary Prospectus or Prospectus (or any amendment or supplement thereto) or any omission or alleged omission therefrom of a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                 (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 8(d) below) any such settlement is effected with the written consent of the Company; and

                (iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by Deutsche Bank Securities Inc.), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Holder expressly for use in the Registration Statement or the Prospectus.

                (b) In the case of a Shelf Registration, each Holder of Transfer Restricted Notes, severally and not jointly, agrees to indemnify and hold harmless the Company, its directors, each of its officers who signs any Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement or Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such Holder expressly for use in the Registration Statement or Prospectus (or any amendment or supplement thereto) provided, however, that no such Holder shall be liable for any claims hereunder in excess of the amount of net proceeds received by such Holder from the sale of Transfer Restricted Notes pursuant to such Shelf Registration Statement.

                (c) Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 8(a) above, counsel to the indemnified parties shall be selected by Deutsche Bank Securities Inc., and, in the case of parties indemnified pursuant to Section 8(b) above, counsel to the indemnified parties shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 8 or Section 9 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) does not involve injunctive relief, (ii) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

                (d) If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 8(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

                SECTION 9.    Contribution.

                If the indemnification provided for in Section 8 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by such indemnifying party or parties on the one hand and such indemnified party or parties on the other hand or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of such indemnifying party or parties on the one hand and of such indemnified party or parties on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

                The relative benefits received by such indemnifying party or parties on the one hand and such indemnified party or parties on the other hand in connection with the Notes shall be deemed to be in the same respective proportions as the total net proceeds from the Notes received by such indemnifying party or parties and the amount received by such indemnified party or parties from the sale of their Transfer Restricted Notes.

                The relative fault of such indemnifying party or parties on the one hand and such indemnified party or parties on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or parties or by such indemnified party or parties and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 9. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 9 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or carry claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

                Notwithstanding the provisions of this Section 9, no Holder shall be required to contribute any amount in excess of the amount by which the total price at which Notes purchased by it and distributed to the public were offered to the public exceeds the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

                No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                For purposes of this Section 9, each person, if any, who controls any Holder within the meaning of Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Holder and each director of the Company, each officer of the Company who has signed any Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Company. The Holders respective obligations to contribute pursuant to this Section 9 are several in proportion to the principal amount of Series A Notes held by each of the Holders hereunder and not joint. The parties hereto agree that any underwriting discount or commission or reimbursement of fees paid to any Initial Purchaser pursuant to the Purchase Agreement shall not be deemed to be a benefit received by any Initial Purchaser in connection with this Agreement.

                SECTION 10.   Rule 144A.

                For so long as the Company is subject to the reporting requirements of Section 13 or 15 of the Exchange Act, the Company covenants that it will file the reports required to be filed by it under Section 13(a) or 15(d) of the Exchange Act and the rules and regulations adopted by the Commission thereunder, that if it ceases to be so required to file such reports, it will upon the request of any Holder of Transfer Restricted Notes (i) make publicly available such information as is necessary to permit sales pursuant to Rule 144 under the Act, (ii) deliver such information to a prospective purchaser as is necessary to permit sales pursuant to Rule 144A under the Act and it will take such further action as any Holder of Transfer Restricted Notes may reasonably request in writing, and (iii) take such further action that is reasonable in the circumstances, in each case, to the extent required from time to time to enable such Holder to sell its Transfer Restricted Notes without registration under the Act within the limitation of the exemptions provided by (x) Rule 144 under the Act, as such Rule may be amended from time to time, (y) Rule 144A under the Act, as such Rule may be amended from time to time, or (z) any similar rules or regulations hereafter adopted by the Commission. Upon the written request of any Holder of Transfer Restricted Notes, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

                SECTION 11.   Participation in Underwritten Registrations.

                No Holder may participate in any Underwritten Registration hereunder unless such Holder (a) agrees to sell such Holder's Transfer Restricted Notes on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters and other documents required under the terms of such underwriting arrangements.

                SECTION 12.   Selection of Underwriters.

                The Holders of Transfer Restricted Notes covered by the Shelf Registration Statement who desire to do so may sell such Transfer Restricted Notes in an Underwritten Offering. In any such Underwritten Offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the Holders of a majority in aggregate principal amount of the Transfer Restricted Notes included in such offering; provided, that such investment bankers and managers must be reasonably satisfactory to the Company.

                SECTION 13.   Miscellaneous.

                (a) Remedies. The Company agrees that monetary damages (including the additional interest contemplated by Section 5 hereof) would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agree to waive the defense in any action for specific performance that a remedy at law would be adequate.

                (b) No Inconsistent Agreements. The Company will not, on or after the date of this Agreement enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. The Company has not previously entered into any agreement granting any registration rights with respect to its securities to any Person. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's securities under any agreement in effect on the date hereof.

                (c) Adjustments Affecting the Notes. The Company will not take any action, or permit any change to occur, with respect to the Notes that would materially and adversely affect the ability of the Holders to Consummate any Exchange Offer.

                (d) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given unless the Company has obtained the written consent of Holders of a majority of the outstanding principal amount of Transfer Restricted Notes. Notwithstanding the foregoing, a waiver or consent to departure from the provisions hereof that relates exclusively to the rights of Holders whose securities are being tendered pursuant to the Exchange Offer and that does not affect directly or indirectly the rights of other Holders whose securities are not being tendered pursuant to such Exchange Offer may be given by the Holders of a majority of the outstanding principal amount of Transfer Restricted Notes being tendered or registered.

                (e) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail (registered or certified, return receipt requested), telex, telecopier, or air courier guaranteeing overnight delivery:

                  (i) if to a Holder, at the address set forth on the records of the Registrar under the Indenture, with a copy to the Registrar under the Indenture; and

                 (ii)   if to the Company:

                        Allbritton Communications Company
                        808 Seventeenth Street, N.W.
                        Suite 300
                        Washington, D.C.  20006
                        Telecopier No.:  (202) 530-0318
                        Attention:  Stephen P. Gibson

                        With a copy to:

                        Fulbright & Jaworski L.L.P.
                        801 Pennsylvania Avenue, N.W.
                        Suite 400
                        Washington, D.C.  20004-2604
                        Telecopier No.:  (202) 662-4643
                        Attention:  Marilyn Mooney, Esq.

All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery.

                Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee at the address specified in the Indenture.

                (f) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent Holders of Transfer Restricted Notes; provided, however, that this Agreement shall not inure to the benefit of or be binding upon a successor or assign of a Holder unless and to the extent such successor or assign legally acquired Transfer Restricted Notes from such Holder.

                (g) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                (h) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                (i) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAW RULES THEREOF.

                (j) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

                (k) Entire Agreement. This Agreement together with the Purchase Agreement, the Indenture, the Notes and the Escrow Agreement (as defined in the Purchase Agreement) is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect to the Transfer Restricted Notes. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

                IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                       ALLBRITTON COMMUNICATIONS COMPANY


                                       By: /s/ Stephen P. Gibson
                                           ---------------------
                                           Name:  Stephen P. Gibson
                                           Title: Chief Financial Officer


                                       DEUTSCHE BANK SECURITIES INC.


                                       By: /s/ Carl Mayer
                                           --------------
                                           Name:  Carl Mayer
                                           Title: Managing Director


                                       By: /s/ Chris Johnson
                                           -----------------
                                           Name:  Chris Johnson
                                           Title: Managing Director


                                       FLEET SECURITIES INC.


                                       By: /s/ Marc Mainelli
                                           ----------------
                                           Name:  Marc Mainelli
                                           Title: Director

                                       S-1